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                                  EXHIBIT 10.1

                           CONSENT AND AMENDMENT No. 2

            CONSENT AND AMENDMENT No. 2 (this "Consent and Amendment") dated as of November 12, 2004, among THE BON-TON DEPARTMENT STORES, INC. and THE ELDER-BEERMAN STORES CORP. (collectively, the "Borrowers"), the other Credit Parties party to the Credit Agreement referred to below, the Lenders party to such Credit Agreement and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent (in such capacity, the "Agent") for the Lenders.

                              W I T N E S S E T H :

            WHEREAS, the parties hereto have entered into that certain Second Amended and Restated Credit Agreement, dated as of October 24, 2003 (such Agreement, as amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement"); and

            WHEREAS, the Borrowers desire to have the Lenders consent to the creation of a new subsidiary and to amend certain provisions of the Credit Agreement; and

            WHEREAS, the Lenders have agreed to such amendments upon the terms and subject to the conditions provided herein;

            NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

      Section 2. Consent. (a) The Agent and the Lenders hereby consent to Bon-Ton's creation of a wholly-owned Subsidiary (the "Receivables Subsidiary") to be created as a Pennsylvania corporation in the Keystone Opportunity Expansion Zone to act as a receivables servicer for the sole purpose of servicing the credit card operations of the Bon-Ton branded credit cards ("Credit Card Servicing Operations"). The Receivables Subsidiary shall be created on or prior to March 31, 2005 or such other date as acceptable to the Agent. Any modifications to the creation or corporate existence of the Receivables Subsidiary shall be subject to the prior approval of the Agent. The Receivables Subsidiary may not engage in any business (other than Credit Card Servicing Operations

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and other ordinary course activities incidental thereto, including entering into leasing arrangements).

            (b) The Receivables Subsidiary shall be a Guarantor under the Credit Agreement and shall deliver to the Agent an executed Joinder Agreement in the form of Exhibit A hereto.

            (c) Notwithstanding Section 6.19 of the Credit Agreement or any other provision in the Credit Agreement, the Agent and the Lenders hereby agree that the Agent, without the consent of the Lenders, may approve of any amendment to the Securitization Documents in connection with and necessary for the creation of the Receivables Subsidiary.

      Section 3. Amendment. The Lenders, the Agent, the Borrowers and the other Credit Parties hereby agree to the following amendments to the Credit Agreement:

            (a) The following definition of "Excess Availability Certificate" shall be added to Annex A (Definitions):

            "Excess Availability Certificate" shall have the meaning assigned to it in Annex E.

            (b) The definition of "Commitment Termination Date" is hereby amended and restated in its entirety to read as follows:

            "Commitment Termination Date" shall mean the earliest of (a) October 24, 2007; (b) the date of termination of Lenders' obligations to make Advances and to incur Letter of Credit Obligations or permit existing Loans to remain outstanding pursuant to Section 8.2(b); and (c) the date of indefeasible prepayment in full by Borrowers of the Loans and the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations pursuant to Annex B, and the permanent reduction of all Commitments to zero dollars ($0).

            (c) Section 1.5(a) of the Credit Agreement is hereby amended by deleting the last paragraph of subsection (a) in its entirety and replacing it with the following:

            "All adjustments in the Applicable Margins after the Initial Adjustment Date will be implemented quarterly on a prospective basis, for each quarter commencing on the first day of the first calendar month following the delivery to Lenders of the quarterly Excess Availability Certificate evidencing the need for an adjustment based on daily average Borrowing Availability for the prior fiscal quarter. Concurrently with the delivery of the Excess Availability Certificate, Borrower Representative shall deliver to Administrative Agent and Lenders a certificate, signed on the Company's behalf by its Chief Financial Officer or a Vice President setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to deliver the

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Compliance Certificate or such Excess Availability Certificate shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of the Compliance Certificate or the Excess Availability Certificate, as the case may be, demonstrating that such an increase is not required. If an Event of Default shall have occurred or be continuing at the time any reduction in the Applicable Margins is to be implemented, that reduction shall be deferred until the first day of the first calendar month following the date on which such Event of Default is waived or cured."

            (d) The following shall be added as subsection (n) to Annex E (Financial Statements and Projections- Reporting):

                  "(n) Excess Availability Certificate. To the Administrative Agent and Lenders on a quarterly basis as promptly as possible after the end of each Fiscal Quarter and in any event within 20 days of the end of each Fiscal Quarter a statement setting forth the amount of daily average Borrowing Availability for the Fiscal Quarter (each an "Excess Availability Certificate").

      Section 4. Conditions to Effectiveness. This Consent and Amendment shall become effective as of the date when the Agent shall have received counterparts of this Consent and Amendment executed by each Borrower, each Credit Party, the Agent and the Requisite Lenders.

      Section 5. Representations and Warranties. The Borrowers and the other Credit Parties hereby jointly and severally represent and warrant to the Lenders and the Agent as follows:

            (a) After giving effect to this Consent and Amendment, each of the representations and warranties in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein not prohibited by the Credit Agreement.

            (b) After giving effect to this Consent and Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

            (c) The execution, delivery and performance by the Credit Parties of this Consent and Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

            (d) This Consent and Amendment has been duly executed and delivered by each Credit Party and each of this Consent and Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Credit

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Parties, enforceable against them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar law or by general equitable principles.

      Section 6. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Consent and Amendment, on and after the date hereof, each reference in the Credit Agreement "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to "the Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except to the extent amended hereby, the provisions of the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Consent and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

      Section 7. Costs and Expenses. The Borrowers agree to pay on demand all costs, fees and expenses of the Agent in connection with the preparation, execution and delivery of this Consent and Amendment and the other instruments and documents to be delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

      Section 8. Execution in Counterparts. This Consent and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

      Section 9. Governing Law. This Consent and Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

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            IN WITNESS WHEREOF, the parties hereto have duly executed this
Consent and Amendment as of the date first above written.

                                       BORROWERS:

                                       THE BON-TON DEPARTMENT STORES, INC.

                                       By:  /s/ H. Todd Dissinger
                                            Name: H. Todd Dissinger
                                            Title: Treasurer

                                       THE ELDER-BEERMAN STORES CORP.

                                       By:  /s/ H. Todd Dissinger
                                            Name: H. Todd Dissinger
                                            Title: Vice-President & Asst.
                                                   Treasurer

                                       OTHER CREDIT PARTIES:

                                       THE BON-TON STORES, INC.

                                       By:  /s/ H. Todd Dissinger
                                            Name: H. Todd Dissinger
                                            Title: Treasurer

                                       THE BON-TON CORP.

                                       By:  /s/ Keith E. Plowman
                                            Name: Keith E. Plowman
                                            Title: Treasurer

                                       THE BON-TON TRADE CORP.

                                       By:  /s/ Keith E. Plowman
                                             Name: Keith E. Plowman
                                             Title: Treasurer

                                       THE BON-TON STORES OF LANCASTER, INC.

                                       By:  /s/ Robert E. Stern
                                            Name: Robert E. Stern
                                            Title: Secretary

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                                       THE BON-TON GIFTCO, INC.

                                       By:  /s/ Keith E. Plowman
                                            Name: Keith E. Plowman
                                            Title: Treasurer

                                       ELDER-BEERMAN WEST VIRGINIA, INC.

                                       By:  /s/ H. Todd Dissinger
                                            Name: H. Todd Dissinger
                                            Title: Vice President & Asst.
                                                   Treasurer

                                       ELDER-BEERMAN HOLDINGS, INC.

                                       By:  /s/ H. Todd Dissinger
                                            Name: H. Todd Dissinger
                                            Title: Vice President & Asst.
                                            Treasurer

                                       THE BEE-GEE SHOE CORP.

                                       By:  /s/ H. Todd Dissinger
                                            Name: H. Todd Dissinger
                                            Title: Vice President & Asst.
                                                   Treasurer

                                       ELDER-BEERMAN INDIANA, L.P.

                                       By:  ELDER-BEERMAN HOLDINGS, INC.

                                       By:  /s/ H. Todd Dissinger
                                            Name: H. Todd Dissinger
                                            Title: Vice President & Asst.
                                                   Treasurer

                                       EL-BEE CHARGIT CORP.

                                       By:  /s/ H. Todd Dissinger
                                            Name: H. Todd Dissinger
                                            Title: Vice President & Asst.
                                                   Treasurer

                                       ELDER-BEERMAN OPERATIONS, LLC

                                       By:  ELDER-BEERMAN HOLDINGS, INC.

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                                       By:  /s/ Keith E. Plowman
                                            Name: Keith E. Plowman
                                            Title:  Vice President & Asst.
                                                    Secretary

AGENT AND LENDERS:

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GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Charles Chiodo
Name:  Charles Chiodo
Title: Duly Authorized Signatory

UBS AG, Stamford Branch

By: /s/ Wilfred V. Saint
Name: Wilfred V. Saint
Title:  Director Banking Products
        Services, US

UBS AG, Stamford Branch

By: /s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director Banking
       Products Services, US

BANK ONE, N.A.

By: /s/ Patrick J. Fravel
Name: Patrick J. Fravel
Title: Associate Director

CONGRESS FINANCIAL CORPORATION (CENTRAL)

By: /s/ Laura Dixon
Name: Laura Dixon
Title: Assistant Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ Pamela M. Pasqualini
Name: Pamela M. Pasqualini
Title: Vice President

FLEET CAPITAL CORPORATION

By: /s/ Allan R. Juleus
Name: Allan R. Juleus
Title: S.V.P.

THE CIT GROUP/BUSINESS CREDIT, INC.

By: /s/ Steven Schuit
Name: Steven Schuit
Title: Vice President Team Leader

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BANK OF AMERICA, N.A.

By: /s/ Gail Baker
Name: Gail Baker
Title: Client Manager

WELLS FARGO FOOTHILL, LLC

By: /s/ Maged Ghebrial
Name: Maged Ghebrial
Title: Vice President

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